Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Global Biotechnology Fund, Scudder Japanese Equity Fund, a series of Scudder Investors Funds, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 28, 2004                                   /s/Julian Sluyters
                                                   Julian Sluyters
                                                   Chief Executive Officer
                                                   Scudder Global Biotechnology
                                                   Fund, Scudder Japanese Equity
                                                   Fund, a series of Scudder
                                                   Investors Funds, Inc.


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Global Biotechnology Fund, Scudder Japanese Equity Fund, a series of Scudder Investors Funds, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 28, 2004                                   /s/Paul Schubert
                                                   Paul Schubert
                                                   Chief Financial Officer
                                                   Scudder Global Biotechnology
                                                   Fund, Scudder Japanese Equity
                                                   Fund, a series of Scudder
                                                   Investors Funds, Inc.